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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 7, 2005

                        SUPERCONDUCTOR TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-21074                 77-0158076
 (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)             File Number)         Identification No.)

             460 Ward Drive, Santa Barbara, CA                    93111
         (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (805) 690-4500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

     On September 7, 2005, the Company announced the execution of an extension of a general purchase agreement from a major North American wireless carrier. A copy of the press release announcing the contract extension is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

Exhibit No.                                 Description
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   99.1               Press Release dated September 7, 2005 announcing the
                      execution of an extension of a general purchase agreement.

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                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Superconductor Technologies Inc.


Date:  September 7, 2005               By: /s/ Martin S. McDermut
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                                           Martin S. McDermut,
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary